                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                  FORM 8-K/A
                                Amendment No. 1



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): June 27, 2000



                           PRENTISS PROPERTIES TRUST
              (Exact Name of Registrant as Specified in Charter)



            Maryland                            1-14516                            75-2661588
(State or Other Jurisdiction of        (Commission File Number)       (I.R.S. Employer Identification No.)
 Incorporation or Organization)



          3890 West Northwest Highway, Suite 400, Dallas, Texas 75220
                    (Address of Principal Executive Office)


                                (214) 654-0886
             (Registrant's telephone number, including area code)



                                      N/A
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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This Amendment No. 1 to Form 8-K amends the current report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2000 (the "Form 8-K") of Prentiss Properties Trust by adding an additional exhibit in the section entitled "Financial Statements and Exhibits" in Item 7 of the Form 8-K.


Item 7.   Financial Statements And Exhibits.

     (c)  Exhibits

          *10.5 Stock Purchase Agreement, dated as of June 27, 2000, by and between Mitchell E. Hersh and Ampulla, LLC.


          _________________
          * Filed herewith
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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 14, 2000              PRENTISS PROPERTIES TRUST


                                   /s/ THOMAS P. SIMON
                                   --------------------------------------------
                                   Thomas P. Simon
                                   (Vice President and Chief Accounting Officer)
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                               INDEX TO EXHIBITS



*10.5 Stock Purchase Agreement, dated as of June 27, 2000, by and between Mitchell E. Hersh and Ampulla, LLC.


_________________
* Filed herewith